UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

          Date of Report (Date of earliest event reported) Feb 7, 2007

                             ORGANITECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

             Delaware               000-22151            93-0969365
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  (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)         File Number)      Identification No.)

          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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          (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code 972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into a Material Definitive Contracts.

On February 7, 2007, Organitech USA Inc., issued a press release announcing the execution of a non-binding memorandum of understanding ("MOU") for the investment of $3 million in the Company by Keren Katzir Debenture for Investment Ltd., an Israeli investment company. The MOU was entered into on February 6, 2007. A copy of the press release, which includes the material terms and conditions of the MOU, is furnished as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press Release dated February 7, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date  February 7, 2007

                                                         By: /s/ Yaron Shalem
                                                         --------------------
                                                         Yaron Shalem
                                                         Chief Financial Officer